INCOME TAXES (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets:
Net operating loss carryover	$ 9,064	$ 8,838
Stock-based compensation	1,920	1,920
Accrued compensation	334	334
Other	30	30
Tax credits	458	458
Total deferred tax assets	11,806	11,580
Less: valuation allowance	(11,806)	(11,580)
Net deferred tax assets